Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of BPK Resources, Inc.(the "Company") certifies that the quarterly report on Form 10-QSB of the Company for the quarter ended September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date: November 15, 2005                                 /s/ Christopher Giordano
                                                        ------------------------
                                                        Christopher Giordano
                                                        Chief Executive Officer
                                                        Treasurer